For period ending April 30, 2016

File number 811-8767
	UBS Money Series
						UBS
Prime Reserves Fund
						UBS
Prime Preferred Fund
						UBS
Prime Investor Fund
					UBS Select
Government Institutional Fund
					UBS Select
Government Preferred Fund
					UBS Select
Government Capital Fund
					UBS Select
Government Investor Fund
					UBS RMA
Government Money Market Fund

Exhibit 77I

Terms of New Securities
During the period covered by this report, the registrant filed amendments to its registration statement with the US Securities and Exchange
Commission with respect to eight new funds that had been established as separate series; the amendments became effective during such period.
The new series are named as follows: UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Prime Investor Fund, UBS Select Government Institutional Fund, UBS Select Government Preferred Fund, UBS Select Government Capital
Fund, UBS Select Government Investor Fund and UBS RMA Government Money
Market Fund. The terms of the new securities are similar to those of the registrant's prior existing series, with the new series having their own separate investment objectives and policies. Further information regarding each of the new funds is contained in their offering documents which are part of the registraint's registration statement.
Information regarding each fund may be found in (1) with respect to UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund, Post-Effective Amendment No. 45 to UBS Money Series' registration statement on Form N-1A as filed with the US Securities and Exchange Commission on January 8, 2016 ;SEC Accession No. 0001193125-16-425415 and (2) with respect to UBS Select Government Institutional Fund, UBS Select Government Preferred Fund, UBS Select Government Capital Fund, UBS Select Government Investor Fund and UBS RMA Government Money Market Fund, Post-Effective Amendment
No. 48 to UBS Money Series' registration statement on Form N-1A as filed with the US Securities and Exchange Commission on March 28, 2016; SEC Accession
 No. 0001193125-16-519925.

UBS MONEY SERIES - ANNUAL